EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

EATON VANCE TAX-MANAGED GLOBAL DIVIDEND INCOME FUND

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

EATON VANCE TAX-MANAGED SMALL-CAP FUND

EATON VANCE TAX-MANAGED VALUE FUND

Supplement to Prospectus and Statement of Additional Information dated March 1, 2024

Effective October 1, 2024, Eaton Vance Tax-Managed Global Dividend Income Fund (the “Fund”) will change its name to Eaton Vance Global Equity Income Fund, and all references to the Fund will be replaced with “Eaton Vance Global Equity Income Fund.”

August 8, 2024	43918 8.8.24